UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:		811-05291

College and University Facility Loan Trust One
(Exact name of registrant as specified in charter)

c/o U.S. Bank One Federal Street Boston, MA			02110
(Address of principal executive offices)			(Zip code)

James Byrnes U.S. Bank Corporate Trust Services One Federal Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 603-6442

Date of fiscal year end:	November 30

Date of reporting period:	December 1, 2006 – November 30, 2007

ITEM 1.  REPORT TO STOCKHOLDERS.

College and University

Facility Loan Trust One

Financial Statements

November 30, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To US Bank, Owner Trustee, The Bank of New York, Bond Trustee, and
the Certificateholders of College and University Facility Loan Trust One

We have audited the accompanying statement of assets and liabilities of College and University Facility Loan Trust One (the “Trust”), including the schedule of investments, as of November 30, 2007, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Trust is accounting for its investments under the amortized cost method of accounting, with its loan investments adjusted by an allowance for loan loss.  In our opinion, accounting principles generally accepted in the United States of America require that the investments be accounted for under the fair value method of accounting.  Accounting for the investments under the fair value method of accounting, based on management’s estimate of fair value as described in Note 8, would result in an increase of approximately $7,329,000 and $8,068,000 in the recorded value of the investments and an increase in unrealized appreciation of investments of approximately $7,329,000 and $8,068,000 as of November 30, 2007 and November 30, 2006, respectively.

In our opinion, except for the effect on the 2007 and 2006 financial statements of accounting for investments under the amortized cost method of accounting as discussed in the preceding paragraph, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of College and University Facility Loan Trust One as of November 30, 2007, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

January 29, 2008

College and University
Facility Loan Trust One

Statement of Assets and Liabilities

November 30,	2007

Assets:

Investments, at amortized cost, net of allowance for loan losses of $460,000 (Notes 1, 2, 6, 7 and 8, and Schedule of Investments)	$29,525,976
Cash	157,677
Interest receivable	461,006
Deferred bond issuance costs (Note 2)	143,536

Total assets	30,288,195

Liabilities:

Bonds payable (Notes 3 and 8)	17,966,591
Bond interest payable (Note 3)	947,738
Accrued expenses and other liabilities	207,782
Distributions payable to Class B certificateholders (Note 5)	695,464

Total liabilities	19,817,575

Net Assets:

Class B certificates, par value $1 - authorized, issued and outstanding - 1,001,643 certificates (Note 5)	1,001,643
Distributions in excess of tax earnings (Notes 2 and 5)	(460,000)
Additional paid-in capital (Note 2)	9,928,977

Total net assets	$10,470,620

Net asset value per Class B certificate (based on 1,001,643 certificates outstanding)	$10.45

The accompanying notes are an integral part of these financial statements.

College and University
Facility Loan Trust One

Statement of Operations

Year ended November 30,	2007

Investment income:
Interest income (Note 2)	$3,306,685

Expenses:
Interest expense (Notes 2 and 3)	2,016,752
Servicer fees (Note 4)	15,585
Trustee fees (Note 4)	43,261
Other trust and bond administration expenses	390,382

Total expenses	2,465,980

Net investment income	840,705

Reduction in reserve for loan losses (Note 6)	100,000

Net increase in net assets resulting from operations	$940,705

The accompanying notes are an integral part of these financial statements.

College and University
Facility Loan Trust One

Statement of Cash Flows

Year ended November 30,	2007

Cash flows from operating activities:
Interest received	$1,562,967
Interest paid	(2,144,380)
Operating expenses paid	(436,217)
Net decrease in funds held under investment agreements	699,292
Principal payments on Loans	4,370,338

Net cash provided by operating activities	4,052,000

Cash flows from financing activities:
Principal repayments on Bonds	(3,217,529)
Distributions to Class B certificateholders	(726,794)

Net cash used in financing activities	(3,944,323)

Net increase in cash	107,677

Cash, beginning of year	50,000

Cash, end of year	$157,677

Reconciliation of net increase in net assets resulting from operations to net cash provided by operating activities:
Net increase in net assets resulting from operations	$940,705
Provision for loan losses	(100,000)
Decrease in interest receivable	53,157
Increase in accrued expenses and other liabilities	13,011
Decrease in Bond interest payable	(169,724)
Decrease in investment contracts	699,292
Decrease in loan principal balance	4,370,338
Amortization of deferred Bond issuance costs	42,096
Amortization of purchase discount on Loans	(1,796,875)

Net cash provided by operating activities	$4,052,000

The accompanying notes are an integral part of these financial statements.

College and University
Facility Loan Trust One

Statement of Changes in Net Assets

Years ended November 30,	2007	2006

From operations:
Net investment income	$840,705	$664,627
Reduction in reserve for loan losses	100,000	100,000

Net increase in net assets applicable to Class B certificateholders resulting from operations	940,705	764,627

Capital certificate transactions:
Distributions to Class B certificateholders (Note 5)	(1,010,805)	(1,106,106)

Net decrease in net assets	(70,100)	(341,479)

Net assets:
Beginning of year	10,540,720	10,882,199

End of year	$10,470,620	$10,540,720

The accompanying notes are an integral part of these financial statements.

College and University
Facility Loan Trust One

Financial Highlights

Years ended November 30,	2007		2006		2005		2004		2003

Net asset value, beginning of year	$10.52		$10.86		$10.88		$10.88		$10.86

Net investment income	0.84		.66		2.14		2.08		1.29

Provision for loan losses	0.10		.10		.20		.10		—

Distributions to Class B certificateholders	(1.01)		(1.10)		(2.36)		(2.18)		(1.27)

Net asset value, end of year	$10.45		$10.52		$10.86		$10.88		$10.88

Total investment return (a)	N/A		N/A		N/A		N/A		N/A

Net assets applicable to Class B certificates, end of year	$10,470,620		$10,540,720		$10,882,199		$10,902,371		$10,902,395

Ratios and Supplemental Data:

Ratio of operating expenses to average net assets applicable to Class B certificates	23.47	%(b)	26.24	%(b)	30.05	%(b)	33.79	%(b)	37.84	%(b)

Ratio of net investment income to average net assets applicable to Class B certificates	8.00%		6.20%		19.66%		19.12%		11.93%

Number of Class B certificates outstanding, end of year	1,001,643		1,001,643		1,001,643		1,001,643		1,001,643

(a)                                The Trust’s investments are recorded at amortized cost as discussed in Note 2.  Accordingly, the financial statements do not reflect the market value of such investments.  For this reason, management believes that no meaningful information can be provided regarding “Total Investment Return” and has not included information under that heading.  In addition, as the Trust’s investments are not traded, management believes that no meaningful information can be provided regarding portfolio turnover.

(b)                               Excluding interest expense, the ratio of operating expenses to average net assets applicable to Class B certificates was 4.28%, 4.24%, 4.83%, 4.51%, and 4.22% in 2007, 2006, 2005, 2004 and 2003, respectively.

The accompanying notes are an integral part of these financial statements.

College and University
Facility Loan Trust One

Notes to Financial Statements

1.        Organization and Business

College and University Facility Loan Trust One (the Trust) was formed on September 17, 1987 as a business trust under the laws of the Commonwealth of Massachusetts by a declaration of trust by the Bank of Boston (the Owner Trustee), succeeded by State Street Bank and Trust Company, succeeded by US Bank (successor Owner Trustee), not in its individual capacity but solely as Owner Trustee.  The Trust is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end, management investment company.

The Trust was formed for the sole purpose of raising funds through the issuance and sale of bonds (the Bonds).  The Trust commenced operations on September 29, 1987 (the Closing Date) and issued Bonds in five tranches in the aggregate principal amount of $126,995,000.  The Bonds constitute full recourse obligations of the Trust.  The collateral securing the Bonds consists primarily of a pool of college and university facility loans (the Loans) to various postsecondary educational institutions and funds held under the indenture (the Indenture) and the investment agreements.  The Loans were originated by, or previously assigned to, the United States Department of Education (ED) under the College Housing Loan Program or the Academic Facilities Loan Program.   The Loans, which have been assigned to The Bank of New York, National Association, as successor in interest to J.P. Morgan Trust Company, National Association, as successor in interest to Bank One Trust Company, NA, formerly The First National Bank of Chicago (the Bond Trustee), are secured by various types of collateral, including mortgages on real estate, general recourse obligations of the borrowers, pledges of securities and pledges of revenues.  As of the Closing Date, the Loans had a weighted average stated interest rate of approximately 3.16% and a weighted average remaining term to maturity of approximately 19.4 years.  Payments on the Loans are managed by the Bond Trustee in various fund accounts and are invested under investment agreements (see Note 2) as specified in the Indenture.

College and University
Facility Loan Trust One

Notes to Financial Statements

1.             Organization and Business (Continued)

All payments on the Loans and earnings under the investment agreements and any required transfers from the Expense, Reserve and Liquidity Funds are deposited to the credit of the Revenue Fund held by the Bond Trustee, as defined within, and in accordance with the Indenture.  On each bond payment date, amounts on deposit in the Revenue Fund are applied in the following order of priority:  to pay amounts due on the Bonds, to pay administrative expenses not previously paid from the Expense Fund, to fund the Expense Fund to the Expense Fund Requirement, to fund the Reserve Fund to the Maximum Reserve Requirement and to fund the Liquidity Fund to the Liquidity Fund Requirement.  Any funds remaining in the Revenue Fund on such payment date are paid to the Class B certificateholders, as discussed in Note 5.

On the Closing Date, certificates were issued by the Trust to ED as partial payments for the Loans.  In December 1989, ED sold, through a private placement, all of its ownership interest in the Trust.

2.         Summary of Significant Accounting Policies

(a)       College and University Facility Loans

The Loans were purchased and recorded at a discount below par.  Pursuant to a “no-action letter” that the Trust received from the Securities and Exchange Commission, the Loans, included in investments in the accompanying statement of assets and liabilities, are being accounted for under the amortized cost method of accounting, net of any allowance for loan loss.  Under this method, the difference between the cost of each Loan to the Trust and the scheduled principal and interest payments is amortized, assuming no prepayments of principal, and included in the Trust’s income by applying the Loan’s effective interest rate to the amortized cost of that Loan.  When a Loan prepays, the remaining discount is recognized as interest income.  The remaining balance of the purchase discount on the Loans as of November 30, 2007 was approximately $7,994,000.  As a result of prepayments of Loans in the year ended November 30, 2007, additional interest income of approximately $399,000 was recognized.

College and University
Facility Loan Trust One

Notes to Financial Statements

2.         Summary of Significant Accounting Policies (Continued)

The Trust’s policy is to discontinue the accrual of interest on Loans for which payment of principal or interest is 180 days or more past due or for other such Loans if management believes the collection of interest and principal is doubtful.  When a Loan is placed on nonaccrual status, all previously accrued, but uncollected interest is reversed against the current period’s interest income. Subsequently, interest income is generally recognized when received.  Payments are generally applied to interest first, with the balance, if any, applied to principal.  At November 30, 2007, no loans have been placed on non-accrual status.

The allowance for loan losses is based on the Trust’s evaluation of the level of the allowance required to reflect the risks in the loan portfolio, based on circumstances and conditions known or anticipated at each reporting date.

The methodology for assessing the appropriateness of the allowance consists of a review of the following three key elements:

(1)               a valuation allowance for loans identified as impaired,

(2)               a formula-based general allowance for the various loan portfolio classifications, and

(3)               an unallocated allowance.

A loan is impaired when, based on current information and events, it is probable that the Trust will be unable to collect all amounts due in accordance with the contractual terms of the loan agreement.  Loans identified as impaired are further evaluated to determine the estimated extent of impairment.

The formula-based general allowance is derived primarily from a risk-rating model that grades loans based on general characteristics of credit quality and relative risk.  As credit quality for individual loans deteriorates, the risk rating and the allowance allocation percentage increases.  The sum of these allocations comprise the Trust’s formula-based general allowance.

College and University
Facility Loan Trust One

Notes to Financial Statements

2.         Summary of Significant Accounting Policies (Continued)

In addition to the valuation and formula-based general allowance, there is an unallocated allowance.  This element recognizes the estimation risks associated with the valuation and formula-based models.  It is further adjusted for qualitative factors including, among others, general economic and business conditions, credit quality trends, and specific industry conditions.

There are inherent uncertainties with respect to the final outcome of loans and as such, actual losses may differ from the amounts reflected in the financial statements.

Accounting principles generally accepted in the United States of America (GAAP), requires that the Loans be accounted for under the fair value method of accounting.  However, management believes that the amortized cost method of accounting net of any allowance for loan loss best serves the informational needs of the users of the Trust’s financial statements.

(b)                   Other Investments

Other investments, which are included in investments in the accompanying statement of assets and liabilities, consist of two unsecured investment agreements issued by the Federal National Mortgage Association bearing fixed rates of interest of 5% and 8%.  These investments are carried at amortized cost.  These investment agreements terminate on the earlier of December 1, 2014 or the date on which the Bonds are paid-in-full.

GAAP requires that the investments be accounted for under the fair value method of accounting.  However, management believes that the amortized cost method of accounting best serves the informational needs of the users of the Trust’s financial statements.

College and University
Facility Loan Trust One

Notes to Financial Statements

2.         Summary of Significant Accounting Policies (Continued)

(c)                    Federal Income Taxes

It is the Trust’s policy to comply with the requirements applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its investment company taxable income to its certificateholders each year.  Accordingly, no federal or state income tax provision is required.

For tax purposes, the Loans were transferred to the Trust at their face values.  Accordingly, the accretion of the purchase discount creates a permanent book-tax difference.

(d)                   Deferred Bond Issuance Costs

Deferred bond issuance costs are being amortized using the effective interest-rate method, assuming that all mandatory semiannual payments will be made on the term bonds as discussed in Note 3.

(e)       Presentation of Capital Distributions

Capital distributions are accounted for in accordance with the American Institute of Certified Public Accountants Statement of Position (SOP) 93-2, “Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies.”  SOP 93-2 requires the Trust to report distributions that are in excess of tax-basis earnings and profits as a tax return of capital and to present the capital accounts on a basis that approximates the amounts that are available for future distributions on a tax basis.

In accordance with SOP 93-2, the Trust reclassifies certain amounts from distributions in excess of tax earnings to paid-in-capital.  The total reclassification was $170,100 as of November 30, 2007.  This reclassification has no impact on the net investment income or net assets of the Trust.

College and University
Facility Loan Trust One

Notes to Financial Statements

2.	Summary of Significant Accounting Policies (Continued)

(e)	Presentation of Capital Distributions (Continued)

The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses and the accretion of purchase discount on the Loans.  Additionally, the amount deducted for the allowance for loan losses is not currently deductible for tax purposes and creates a temporary deficit reflected as distributions in excess of tax earnings in the accompanying statement of assets and liabilities.

On December 1, 2007 and June 1, 2007, distributions of $0.70 and $0.31 per certificate were declared and paid to certificateholders of record on November 20, 2007 and May 20, 2007, respectively.

The tax character of distributions paid were as follows:

Years ended November 30,	2007	2006

Distributions paid from:
Ordinary income	$—	$—
Long-term capital gain	—	—
Return of capital	1,010,805	1,106,106

Total distributions	$1,010,805	$1,106,106

As of November 30, 2007, the components of distributable earnings on a tax basis were as follows:

Distributions in excess of tax earnings	$(460,000)
Undistributed long-term gain	—
Unrealized appreciation	—

$(460,000)

The distributions in excess of tax earnings consist of the allowance for loan losses of $460,000 which will reverse in future years causing a reduction in taxable ordinary income.

College and University
Facility Loan Trust One

Notes to Financial Statements

2.	Summary of Significant Accounting Policies (Continued)

(f)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires us to make estimates, judgments and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities at the date of the financial statements and for the period then ended. On an on-going basis, the Trust evaluates the estimates used, including those related to the allowance for loan losses. The Trust bases its estimates on historical experience, current conditions and various other assumptions that the Trust believes to be reasonable under the circumstances. These estimates form the basis for making judgments about the carrying values of assets and liabilities and are not readily apparent from other sources. These estimates are used to assist the Trust in the identification and assessment of the accounting treatment necessary with respect to commitments and contingencies. Actual results may differ from these estimates under different assumptions or conditions.

3.	Bonds

The Bonds outstanding at November 30, 2007 consist of the following:

Type	Interest Rate	Stated Maturity	Principal Amount (000’s)

Term	10.55%	December 1, 2014	$17,967

The Bonds are being redeemed, in part, on a pro rata basis by application of mandatory semiannual payments. The redemption price is equal to 100% of the principal amount to be redeemed plus interest accrued to the redemption date. Interest on the Bonds is payable semiannually.

On December 1, 2007, the Trust made the mandatory redemption of $1,325,872 on the Bonds.

College and University
Facility Loan Trust One

Notes to Financial Statements

3.	Bonds (Continued)

The aggregate scheduled maturities of the Bonds, including the scheduled mandatory redemptions at November 30, 2007, are as follows:

Amount
Fiscal Year	(000’s)

2008	$2,785
2009	2,794
2010	2,699
2011	2,662
2012	2,359
Thereafter	4,668

Total	$17,967

The Bonds are not subject to optional redemption by either the Trust or the bondholders.

In the event the Trust realizes negative cash flows, various reserve funds have been established and maintained such that, on or before such bond payment date, such funds may be used by the Bond Trustee to make any required payments on the Bonds and to pay operating expenses of the Trust.

As required by the Indenture, the scheduled future cash flows for Loans in Default are excluded from the calculation of the Reserve Fund requirement. There are currently no loans in default. The cash flows from the December 1, 2007 Bond Payment Date were sufficient to satisfy the maximum reserve fund requirement of $6,915,325, as required by the Indenture.

College and University
Facility Loan Trust One

Notes to Financial Statements

4.	Administrative Agreements

(a)	Servicer

As compensation for the services provided under the servicing agreement, Capmark Finance, Inc., formerly GMAC Commercial Mortgage, receives a servicing fee. This fee is earned on each date of payment for each Loan and is equal to 0.055 of 1% of the outstanding principal balance of such Loan divided by the number of payments of principal and interest in a calendar year. For the year ended November 30, 2007, this fee totaled $15,585.

(b)	Trustees

As compensation for services provided, the Owner and Bond Trustees are entitled under the Declaration of Trust and the Indenture to receive the following fees:

•                 The Owner Trustee, in its capacities as manager of the Trust and as Owner Trustee, earned fees of $15,824 and $17,583, respectively, for the year ended November 30, 2007. In addition, the Owner Trustee incurred $1,758 of out-of-pocket expenses.

•                 The Bond Trustee is entitled to an annual fee equal to 0.025 of 1% of the aggregate outstanding principal of the Bonds on the bond payment date immediately preceding the date of payment of such fee. The Bond Trustee is also reimbursed for out-of-pocket expenses in an amount not to exceed 4% of the applicable annual fee. In addition, the Bond Trustee is reimbursed for other agreed-upon related expenses. For the year ended November 30, 2007, total Bond Trustee fees and related expenses amounted to $8,096.

College and University
Facility Loan Trust One

Notes to Financial Statements

5.	Certificates

Holders of each of the Class B certificates receive amounts paid to the Owner Trustee pursuant to the Declaration of Trust on a pro rata basis. On December 1, 2007, a distribution of $695,464 was made to the Class B certificateholders. This payment is reflected as a liability in the accompanying statement of assets and liabilities.

While the Bonds are outstanding, distributions to the Class B certificateholders are made on the second business day in each June and December (the Distribution Date) and, after the Bonds are paid in full, on the first business day of each month. The certificateholders shall each be entitled to one vote per certificate.

6.	Allowance for Loan Losses

An analysis of the allowance for loan losses for the year ended November 30, 2007 is summarized as follows:

Balance, beginning of period	$560,000
Reduction in reserve for loan losses	100,000
Charge-offs	—

Balance, end of period	$460,000

At November 30, 2007, there were no recorded investments in loans that are considered to be impaired. See Note 2(a) for a discussion of the Trust’s impaired loan accounting policy.

College and University
Facility Loan Trust One

Notes to Financial Statements

7.	Loans

Scheduled principal and interest payments on the Loans as of November 30, 2007, excluding payments for Loans in Default, as defined in the Indenture, are as follows:

	Principal	Interest
	Payments	Payments	Total
Fiscal year	(000’s)	(000’s)	(000’s)

2007	$2,854	$747	$3,601
2008	2,860	659	3,519
2009	2,709	571	3,280
2010	2,579	488	3,067
2011	2,551	408	2,959
Thereafter	11,349	1,106	12,455

Total	$24,902	$3,979	$28,881

Expected payments may differ from contractual payments because borrowers may prepay or default on their obligations. Accordingly, actual principal and interest payments on the Loans may vary significantly from the scheduled payments.

The following analysis summarizes the stratification of the Loan portfolio by type of collateral and institution as of November 30, 2007.

		Amortized
	Number	Cost
Type of Collateral	of Loans	(000’s)%

Loans secured by a first mortgage	35	$10,054	59.5%
Loans not secured by a first mortgage	20	6,854	40.5%

Total Loans	55	$16,908	100.0%

College and University
Facility Loan Trust One

Notes to Financial Statements

7.	Loans (Continued)

		Amortized
	Number	Cost
Type of Institution	of Loans	(000’s)%

Private	36	$9,326	55.2%
Public	19	7,582	44.8%

Total Loans	55	$16,908	100.0%

The ability of a borrower to meet future debt service payments on a Loan will depend on a number of factors relevant to the financial condition of such borrower, including, among others, the size and diversity of the borrower’s sources of revenues; enrollment trends; reputation; management expertise; the availability and restrictions on the use of endowments and other funds; the quality and maintenance costs of the borrower’s facilities and, in the case of some Loans to public institutions which are obligations of a state, the financial condition of the relevant state or other governmental entity and its policies with respect to education. The ability of a borrower to maintain enrollment levels will depend on such factors as tuition costs, geographical location, geographic diversity, quality of the student body, quality of the faculty and diversity of program offerings.

The collateral for Loans that are secured by a mortgage on real estate generally consists of special purpose facilities, such as dormitories, dining halls and gymnasiums, which are integral components of the overall educational setting. As a result, in the event of borrower default on a Loan, the Trust’s ability to realize the outstanding balance of the Loan through the sale of the underlying collateral may be negatively impacted by the special purpose nature and location of such collateral.

College and University
Facility Loan Trust One

Notes to Financial Statements

8.	Fair Value of Financial Instruments

Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Value of Financial Instruments,” allows for the use of a wide range of valuation techniques; therefore, it may be difficult to compare the Trust’s fair value information to public market information or to other fair value information. Accordingly, the fair value information presented below does not purport to represent, and should not be construed to represent, the underlying market value of the Trust’s net assets or the amounts that would result from the sale or settlement of the related financial instruments. Further, as the assumptions inherent in fair value estimates change, the fair value estimates will change.

Current market prices are not available for most of the Trust’s financial instruments since an active market generally does not exist for such instruments. In accordance with the terms of the Indenture, the Trust is required to hold all of the Loans to maturity and to use the cash flows therefrom to retire the Bonds. Accordingly, the Trust has estimated the fair values of its financial instruments both Loans and Bonds, using a discounted cash flow methodology. This methodology is similar to the approach used at the formation of the Trust to determine the carrying amounts of these instruments for financial reporting purposes. In applying the methodology, the calculations have been adjusted for the change in the relevant market rates of interest, the estimated duration of the instruments and an internally developed credit risk rating of the instruments. All calculations are based on the scheduled principal and interest payments on the Loans because the prepayment rate on these Loans is not subject to estimate and schedule payments on the Bonds.

Similarly, the fair values of the Trust’s investment agreements also exceed the carrying values of these investments. The fair values of these long-term fix-maturity investments are determined by adding a market rate adjustment to the carrying value of the investment. This market rate adjustment is calculated using the net present value of the difference between future interest income to the trust at the issue rate and the future interest income at the current market rate through the maturity of the investment. The current market rate is based upon the 20 year Treasury bill rate at November 30, 2007. As the current market interest rate approaches the original interest rate of the investment, the fair value of the investment approaches the carrying value.

College and University
Facility Loan Trust One

Notes to Financial Statements

8.	Fair Value of Financial Instruments (Continued)

The estimated fair value of each category of the Trust’s financial instruments and the related book value presented in the accompanying statement of assets and liabilities as of November 30, 2007 are as follows:

	Amortized
	Cost		Fair Value
	(000’s)		(000’s)

Loans	$16,448	*	$22,400

Investment Agreements:
Revenue Fund	10,478		11,013
Liquidity Fund	2,600		3,442

	$29,526		$36,855
Bonds payable	$17,967		$21,793

*Net of allowance for loan losses of $460,000.

9.	New Accounting Standards

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Trust is currently evaluating the impact the adoption of FAS 157 will have on its financial statement disclosures.

College and University
Facility Loan Trust One

Notes to Financial Statements

9.	New Accounting Standards (Continued)

In July 2006, the FASB released Interpretation No. 48 (FIN 48) “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109.” FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Trust is currently evaluating the impact of applying the various provisions of FIN 48.

COLLEGE AND UNIVERSITY FACILITY LOAN TRUST ONE

SCHEDULE OF INVESTMENTS

November 30, 2007

(Dollar Amounts in Thousands)

				Internal
Outstanding		Stated		Rate of	Amortized
Principal		Interest	Maturity	Return % (A)	Cost (Notes
Balance	Description	Rate %	Date	(Unaudited)	1 and 2)

	COLLEGE AND UNIVERSITY LOANS (55.6%)
	ALABAMA
$120	Birmingham-Southern College	3.00	10/01/2010	12.47	$100
1,271	University of Alabama	3.00	05/01/2021	12.27	758
182	University of Montevallo	3.00	05/01/2023	12.30	101
	CALIFORNIA
483	Azusa Pacific University	3.00	04/01/2017	12.96	315
860	California State University	3.00	11/01/2012	10.57	697
185	Monterey Peninsula College	3.00	10/01/2018	11.95	117
275	San Diego State University	3.00	11/01/2021	11.93	159
575	San Francisco State University	3.00	11/01/2021	11.93	334
	INDIANA
75	Anderson College	3.00	03/01/2010	13.02	65
175	Taylor University	3.00	10/01/2010	12.45	146
1,110	University of Notre Dame	3.00	04/01/2018	12.95	700
	KANSAS
80	Emporia State University	3.00	04/01/2009	12.33	74
	MARYLAND
770	Western Maryland College	3.00	11/01/2016	12.44	513
	MASSACHUSETTS
151	Atlantic Union College	3.00	05/01/2023	12.68	81
644	Boston University	3.00	12/31/2022	11.87	363
55	Springfield College	3.00	05/01/2011	12.59	46
	MICHIGAN
720	Albion College	3.00	10/01/2015	12.51	493
150	Alma College	3.00	04/01/2010	11.87	132
2,136	Finlandia University	3.00	08/01/2014	12.70	1,199
	MINNESOTA
800	Augsburg College	3.00	04/01/2016	12.95	542
355	College of St. Thomas	3.00	04/01/2017	12.95	232
	MISSISSIPPI
20	Mississippi Valley State	3.00	07/01/2008	11.89	19
88	Tougaloo College	3.00	06/01/2021	12.44	49
	MISSOURI
113	Missouri Southern State College	3.00	12/01/2008	10.56	104
32	Missouri Western State College	3.00	10/01/2008	11.77	29
	NEBRASKA
64	University of Nebraska	3.00	07/01/2013	10.59	51
	NEW HAMPSHIRE
215	Daniel Webster College	3.00	04/01/2019	12.99	130
177	New England College	3.625	10/01/2013	12.37	136
660	New England College	3.00	04/01/2019	12.96	401

The accompanying notes are an integral part of this schedule.

				Internal
Outstanding		Stated		Rate of	Amortized
Principal		Interest	Maturity	Return % (A)	Cost (Notes
Balance	Description	Rate %	Date	(Unaudited)	1 and 2)

	NEW JERSEY
$77	Fairleigh Dickinson University	3.00	11/01/2020	12.09	$47
	NEW YORK
359	Long Island University	3.00	06/01/2016	12.34	240
779	Sarah Lawrence College	3.00	11/01/2021	12.64	450
	NORTH CAROLINA
69	Montreat-Anderson College	3.00	12/01/2019	12.19	41
875	University of North Carolina	3.00	01/01/2018	11.49	585
	OHIO
1,125	Case Western Reserve University	3.00	04/01/2016	10.54	831
123	University of Steubenville	3.375	04/01/2012	12.88	99
201	University of Steubenville	3.00	04/01/2017	12.96	131
	PENNSYLVANIA
367	Carnegie - Mellon University	3.00	11/01/2017	10.45	262
380	Harcum Junior College	3.00	11/01/2015	12.44	263
210	Susquehanna University	3.625	11/01/2014	12.32	154
68	Swarthmore College	3.00	11/01/2013	12.30	50
233	Temple University	3.375	11/01/2014	11.99	175
	RHODE ISLAND
236	Community College of Rhode Island	3.00	04/01/2018	12.10	154
	SOUTH CAROLINA
549	College of Charleston	3.00	07/01/2016	12.02	371
435	Morris College	3.00	11/01/2013	12.42	323
	TENNESSEE
50	Bryan College	3.00	02/01/2010	12.68	43
154	Vanderbilt University	3.00	06/30/2009	10.39	139
	TEXAS
51	Laredo Junior College	3.00	08/01/2009	11.82	45
95	St. Edward’s University	3.625	04/01/2013	12.80	74
333	Texas Tech University	3.625	03/01/2013	10.80	271
2,045	Texas Tech University	3.375-3.50	03/01/2012	10.83	1,720
	VERMONT
728	Middlebury College	3.00	04/01/2018	12.87	480
5	St. Michael’s College	3.00	04/01/2008	13.06	5
1,844	University of Vermont	3.00	10/01/2019	12.19	1,141

The accompanying notes are an integral part of this schedule.

					Internal
Outstanding			Stated		Rate of	Amortized
Principal			Interest	Maturity	Return % (A)	Cost (Notes
Balance		Description	Rate %	Date	(Unaudited)	1 and 2)

		VIRGINIA
970		Old Dominion University	3.00	06/01/2013	11.70	728
24,902		Total College and University Loans				16,908

		Allowance for Loan Losses				460

		Net Loans of the Trust				16,448

		INVESTMENT AGREEMENTS (44.4%)

2,600		FNMA #787 Liquidity Fund	8.00	12/01/2014	8.00	2,600
10,478		FNMA #786 Revenue Fund	5.00	12/01/2014	5.00	10,478
13,078		Total Investment Agreements				13,078
$37,980	(B)	Total Investments (100.0)%				$29,526

(A) Represents the rate of return based on the contributed cost and the amortization to maturity.

(B) The tax basis in the Investments is approximately $37,980,000.

The accompanying notes are an integral part of this schedule.

ITEM 2.	CODE OF ETHICS
Not applicable to the registrant.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT
Not applicable to the registrant.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES
(a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2007 - $199,000

Fiscal year ended 2006 - $189,000

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2007 - $0

Fiscal year ended 2006 - $0

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2007 - $0

Fiscal year ended 2006 - $0

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2007 - $98,000

-$78,000 in connection with Accountants’ Report on Applying Agreed-Upon Procedures to comply with the requirements of section 4.8 of the Trust’s Indenture.

-$15,000 in connection with Accountants’ Report on Applying Agreed Upon Procedure relating to the Trust’s Servicing Agreement.

-$5,000 out of pocket expenses.

Fiscal year ended 2006 - $94,000

-$74,000 in connection with Accountants’ Reports on Applying Agreed-Upon Procedures to comply with the requirements of section 4.8 of the Trust’s Indenture.

-$15,000 in connection with Accountants’ Report on Applying Agreed-Upon Procedures relating to the Trust’s Servicing Agreement.

-$5,000 out-of-pocket expenses

(e)
(1) Audit Committee Policies regarding Pre-approval of Services.
Not applicable to the registrant.

(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:
Not applicable to the registrant.

(f) Not applicable to the registrant.

(g) Not applicable to the registrant.

(h) Not applicable to the registrant.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS
Schedule is included as part of the report to shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT COMPANIES
Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable to the registrant.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND
AFFILIATED PURCHASERS
Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
Not applicable to the registrant.

ITEM 11.	CONTROLS AND PROCEDURES
(a) Not applicable to the registrant.

(b) Not applicable to the registrant.

ITEM 12.   EXHIBITS

The following exhibits are attached to this Form N-CSR:

 (a)

(1) Code of ethics or amendments: not applicable to the registrant.

(2) Certification by the registrant’s Owner Trustee, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is attached.

(3) Annual Compliance Statement of the Servicer, Capmark Finance Inc., is attached.

(4) Report on Compliance with minimum Master Servicing Standards is attached.

(5) Capmark reports pursuant to section 1301, 1302, 1303, 1304, 1306 and 1307 of the Servicer Agreement.

(b) Certification by the registrant’s Owner Trustee, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	College and University Facility Loan Trust One

By (Signature and Title)	/s/ James Byrnes	Vice President

Date	February 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ James Byrnes	Vice President

Date	February 8, 2008